GUARANTY

THIS GUARANTY (the “Guaranty”) is made effective as of March 12, 2020, by SUMMER ENERGY HOLDINGS, INC., a Nevada corporation (the “Guarantor”), for the benefit of DIGITAL LENDING SERVICES US CORP., a Delaware corporation (“Lender”), with reference to the following facts.  Capitalized but otherwise undefined terms used in this Guaranty have the meanings ascribed to such terms in that certain Loan Agreement, dated of even date herewith by and among Borrower, Guarantor, and Lender (“Loan Agreement”).

A.Lender has agreed to make a loan (the “Loan”) to SUMMER ENERGY, LLC, a Texas limited liability company (“Borrower”), as evidenced by the Loan Documents including, without limitation, the Loan Agreement, that certain Revolving Promissory Note, dated of even date herewith in the principal amount of $10,000,000.00 (“Revolving Note”), which Note is secured by, inter alia, that certain Security Agreement, dated of even date herewith, given by Borrower to Lender.

B.The Loan Documents are hereby made a part of this Guaranty by reference thereto with the same force and effect as if fully set forth herein and, to the best of the Guarantor’s knowledge, all representations and warranties made by the Borrower in the Loan Documents are true and correct.  Unless otherwise defined herein, all terms shall have the same meaning given to them in the Loan Documents.

C.As a condition of the making of the Loan and as additional security for the Loan, Lender has required that Guarantor guarantee the obligations of Borrower under the Revolving Note and other Loan Documents in accordance with the terms of this Guaranty.

D.The Guarantor, is the sole member of Borrower, and as a result will derive direct and indirect benefits from the Loan given by Lender to Borrower.

NOW, THEREFORE, in consideration of Lender’s agreement to make the Loan and as an inducement to Lender to do so, Guarantor covenants and agrees with Lender, for the benefit of the holder from time to time of the Notes, as follows:

ARTICLE ONE - REPRESENTATIONS AND WARRANTIES

Guarantor makes the following representations and warranties which shall be continuing representations and warranties until this Guaranty expires in accordance with the provisions contained herein:

1.01Guaranty Authorized and Binding.  The execution, delivery and performance of this Guaranty do not require the consent or approval of any governmental body or other regulatory authority; are not in contravention of, or in conflict with, any law or regulation; and this Guaranty is a valid and legally binding obligation of Guarantor enforceable in accordance with its terms.

1.02No Conflict. The execution and delivery of this Guaranty are not, and the performance of this Guaranty will not be, in contravention of, or in conflict with, any agreement,

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indenture or undertaking to which Guarantor is a party or by which Guarantor or Guarantor’s property is or may be bound or affected and do not, and will not cause any security interest, lien or other encumbrance to be created or imposed upon any such property.

1.03Solvency. The execution and delivery of this Guaranty will not (i) render Guarantor insolvent under generally accepted accounting principles nor render Guarantor Insolvent (as defined below), (ii) leave Guarantor with remaining assets which constitute unreasonably small capital given the nature of Guarantor’s business, or (iii) result in the incurrence of Debts beyond Guarantor’s ability to pay them when and as they mature. For the purposes of this Section, “Insolvent” means that the present fair saleable value of assets is less than the amount that will be required to pay the probable liability on existing Debts as they become absolute and matured. For the purposes of this Section, “Debts” includes any legal liability for indebtedness, whether matured or unmatured, liquidated or unliquidated, absolute, fixed or contingent.

1.04Financial or Other Benefit or Advantage. Guarantor hereby acknowledges and warrants that Guarantor has derived or expects to derive a financial or other benefit or advantage from the Loan and from each and every renewal, extension, release of collateral or other relinquishment of legal rights made or granted or to be made or granted by Lender to Borrower in connection with the Loan.

1.05Bankruptcy.  There are no: (i) bankruptcy proceedings involving Guarantor and none is contemplated; (ii) unsatisfied judgments of record against Guarantor; or (iii) tax liens filed against Guarantor.

1.06Other Obligations.  Guarantor is not: (i) in default in the payment or performance of any of Guarantor’s obligations in connection with borrowed money or any other major obligation; or (ii) in default under any other material contract or agreement to which Guarantor is a party.

ARTICLE TWO - AGREEMENTS

2.01Guaranty. Guarantor hereby unconditionally and irrevocably guarantees the due and punctual payment of the principal due under the Revolving Note up to the amount of Ten Million and 00/100 Dollars ($10,000,00.00), plus interest, late fees, reasonable attorneys’ fees and costs (and all renewals, extensions, modifications and rearrangements thereof (the “Guaranteed Obligations”) and whether or not the Guaranteed Obligations are valid and enforceable against the Borrower, whenever the Guaranteed Obligations become due, whether on demand, at maturity or by reason of acceleration, or at the time the Borrower or the Guarantor shall become the subject of any bankruptcy or insolvency proceeding. This is a guaranty of payment and not of collection only.

2.02Obligations Absolute. The obligations of Guarantor hereunder shall remain in full force and effect without regard to, and shall not be affected or impaired by the following, any of which may occur or be taken without the consent of, or notice to, Guarantor, nor shall any of the following give Guarantor any recourse or right of action against Lender:

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(a)Any express or implied amendment, modification, renewal, addition, supplement, extension (including, without limitation, extensions beyond the original term) or acceleration of or to any of the Loan Documents;

(b)Any exercise or non-exercise by Lender of any right or privilege under this Guaranty or any of the Loan Documents;

(c)Any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to Guarantor or Borrower, or any guarantor (which term shall include any other party at any time directly or contingently liable for any of the Borrower’s obligations under the Loan Documents or any affiliate of Borrower), or any action taken with respect to this Guaranty by any trustee or receiver, or by any court, in any such proceeding, whether or not Guarantor shall have had notice or knowledge of any of the foregoing;

(d)Any release or discharge of the Borrower from its liability under any of the Loan Documents or any release or discharge of any endorser or guarantor or of any other party at any time directly or contingently liable for the Guaranteed Obligations or any compromise or settlement by Lender of any of its claims against any of them;

(e)Any subordination, compromise, release (by operation of law or otherwise), discharge, compound, collection, or liquidation of any or all of the Collateral or otherwise in any manner, or any substitution with respect thereto;

(f)Any assignment or other transfer of this Guaranty in whole or in part or of any of the Loan Documents;

(g)Any acceptance of partial performance of the Guaranteed Obligations;

(h)Any consent to the transfer of, or actual transfer of, the Collateral which is not in conformity with such agreements or otherwise;

(i)Any bid or purchase at any sale of the Collateral, or any portion thereof;

(j)Any taking and/or acceptance of any additional guarantees, collateral or security; and

(k)Any failure to perfect or to continue the perfection of any security.

2.03Waivers. Guarantor unconditionally waives any defense to the enforcement of this Guaranty, including, without limitation:

(a)All presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance of this Guaranty;

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(b)Any right to require Lender to proceed against Borrower or any guarantor at any time or to proceed against or exhaust any security held by Lender at any time or to pursue any other remedy whatsoever at any time;

(c)The defense of any statute of limitations affecting the liability of Guarantor hereunder, the liability of Borrower or any guarantor under the Loan Documents, or the enforcement hereof; to the extent permitted by law;

(d)Any defense arising by reason of any invalidity or unenforceability of any of the Loan Documents or any disability of Borrower or any guarantor or of any manner in which Lender has exercised its rights and remedies under the Loan Documents, or by any cessation from any cause whatsoever of the liability of Borrower or any guarantor;

(e)Any defense based upon an election of remedies by Lender, including, without limitation, any election to proceed by judicial or nonjudicial foreclosure of any security, whether real property or personal property security, or by deed in lieu thereof; and whether or not every aspect of any foreclosure sale is commercially reasonable, or any election of remedies, including but not limited to remedies relating to real property or personal property security, which destroys or otherwise impairs the subrogation rights of Guarantor or the rights of Guarantor to proceed against Borrower or any other guarantor for reimbursement, or both;

(f)Any duty of Lender to advise Guarantor of any information known to Lender regarding the financial condition of Borrower and all other circumstances affecting Borrower’s ability to perform its obligations to Lender, it being agreed that Guarantor assumes the responsibility for being and keeping informed regarding such condition or any such circumstances; and

(g)Any rights of subrogation, reimbursement, exoneration, contribution and indemnity, and any rights or claims of any kind or nature against Borrower which arise out of or are caused by this Guaranty, and any rights to enforce any remedy which Lender now has or may hereafter have against Borrower and any benefit of; and any right to participate in, any security now or hereafter held by Lender, until all of the Guaranteed Obligations have been fully paid and performed.

2.04Subrogation. Guarantor understands that the exercise by Lender of certain rights and remedies may affect or eliminate Guarantor’s right of subrogation against Borrower or any guarantor and that Guarantor may therefore incur partially or totally nonreimbursable liability hereunder. Nevertheless, Guarantor hereby authorizes and empowers Lender, its successors, endorsees and/or assigns, to exercise in its or their sole discretion, any rights and remedies, or any combination thereof; which may then be available, it being the purpose and intent of Guarantor that the obligations hereunder shall be absolute, continuing, independent and unconditional under any and all circumstances.

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2.05Additional Waivers. No Guarantor shall be released or discharged, either in whole or in part, by Lender’s failure or delay to (i) perfect or continue the perfection of any lien or security interest in any collateral which secures the obligations of the Borrower or Guarantor, or (ii) protect the property covered by such lien or security interest.

2.06Independent and Separate Obligations. The obligation of Guarantor hereunder is independent of the obligation of Borrower and, in the event of any default hereunder, a separate action or actions may be brought and prosecuted against Guarantor whether or not Guarantor is the alter ego of Borrower and whether or not Borrower is joined therein or a separate action or actions are brought against Borrower. Lender’s rights hereunder shall not be exhausted until all of the Guaranteed Obligations have been fully paid and performed.

2.07Bankruptcy No Discharge; Repayments. So long as any of the Guaranteed Obligations guaranteed hereunder shall be owing to Lender, Guarantor shall not, without the prior written consent of Lender, commence or join with any other party in commencing any bankruptcy, reorganization or insolvency proceedings of or against Borrower. Guarantor understands and acknowledges that by virtue of this Guaranty, it has specifically assumed any and all risks of a bankruptcy or reorganization case or proceeding with respect to Borrower. As an example and not in any way of limitation, a subsequent modification of the Guaranteed Obligations in any reorganization case concerning Borrower shall not affect the obligation of Guarantor to pay and perform the Guaranteed Obligations in accordance with their respective original terms. If claim is ever made upon Lender for repayment of the obligations under the Loan Documents and Lender repays all or any part of said amount, then, notwithstanding any revocation or termination of this Guaranty or the cancellation of the Revolving Note or any other instrument evidencing the Loan, Guarantor shall be and remain jointly and severally liable to Lender for the amount so repaid to the same extent as if such amount had never originally been received by Lender.

ARTICLE THREE - MISCELLANEOUS

3.01Expenses. In addition to the Guaranteed Obligations, Guarantor agrees to pay all costs and expenses, including reasonable attorneys’ fees, which may be incurred by Lender in any effort to collect or enforce any of the Loan Documents or the obligations of Guarantor hereunder, whether or not any lawsuit is filed including, without limitation, all costs and reasonable attorneys’ fees incurred by Lender in any bankruptcy proceeding (including, without limitation, any action for relief from the automatic stay of any bankruptcy proceeding, whether or not Lender prevails therein) and in any judicial or nonjudicial foreclosure action. Such amounts shall bear interest until paid at a rate equal to the Interest Rate, as defined in the Revolving Note.

3.02Amendments; Successors. Neither this instrument nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. All of the terms of this instrument shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, personal representatives, successors and assigns. In the event of the death of any individual person included in the term

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“Guarantor,” this Guaranty shall be enforceable as a claim against that individual’s estate or otherwise against the representatives of the individual’s estate, the individual’s heirs-at-law, the devisees and beneficiaries of the individual’s total estate and each of them. The term “Borrower” shall mean both the named Borrower and any other person or entity at any time assuming or otherwise becoming primarily liable on all or any part of the obligations set forth in the Loan Documents. No delay or failure by Lender to exercise any remedy against Borrower or Guarantor will be construed as a waiver of that right or remedy. All remedies of Lender are cumulative and may be exercised singly, simultaneously, consecutively and in any order. In the event that the provisions of this Guaranty are claimed or held to be inconsistent with any other instrument evidencing or securing the Loan, or the obligations of Guarantor, the terms of this Guaranty shall remain fully valid and effective.  When the context in which the words are used in this Guaranty indicates that such is the intent, words in the singular number shall include the plural and vice-versa. All references to “Guarantor” shall be interpreted to include Guarantor. If any one or more of the provisions of this Guaranty should be determined to be illegal or unenforceable, all other provisions shall remain effective. Guarantor shall not have the right to assign any of its rights or obligations under this Guaranty.

3.03Governing Law.

(a)THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW.

(b)EACH OF THE PARTIES TO THIS GUARANTY HEREBY IRREVOCABLY AND UNCONDITIONALLY: (i) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTY, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF, OR THE COURTS OF THE STATE OF NEW YORK, WITHIN THE COUNTY OF NEW YORK AND THE BOROUGH OF MANHATTAN, IN THE EVENT THE FEDERAL COURT LACKS OR DECLINES JURISDICTION; (ii) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY OBJECTION THAT HE/IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME; (iii) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO HIS/ITS ADDRESS SET FORTH IN SECTION 3.07 OR AT SUCH OTHER ADDRESS OF WHICH THE OTHER PARTIES HERETO AND LENDER SHALL HAVE BEEN NOTIFIED; AND (iv) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN

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ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

THE LENDER BY ITS ACCEPTANCE HEREOF AND THE GUARANTOR HEREBY VOLUNTARILY, KNOWINGLY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS GUARANTY OR CONCERNING THE GUARANTEED OBLIGATIONS AND/OR ANY COLLATERAL CONTEMPLATED THEREBY, REGARDLESS OF WHETHER SUCH ACTION OR PROCEEDING CONCERNS ANY CONTRACTUAL OR TORTIOUS OR OTHER CLAIM.  THE GUARANTOR ACKNOWLEDGES THAT THIS WAIVER OF JURY TRIAL IS A MATERIAL INDUCEMENT TO THE LENDER IN -EXTENDING THE TO THE BORROWER, THAT THE LENDER WOULD NOT HAVE EXTENDED THE LOAN WITHOUT THIS JURY TRIAL WAIVER, AND THAT THE GUARANTOR HAS BEEN REPRESENTED BY AN ATTORNEY OR HAS HAD AN OPPORTUNITY TO CONSULT WITH AN ATTORNEY IN CONNECTION WITH THIS JURY TRIAL WAIVER AND UNDERSTANDS THE LEGAL EFFECT OF THIS WAIVER.

3.04Assignability by Lender. Lender may, at any time and from time to time, assign, conditionally or otherwise, all of the rights of Lender under the Revolving Note and under this Guaranty, whereupon the assignee shall succeed to all rights of Lender hereunder to the extent that such rights may be assigned to it. Lender, or each successor holder of the Revolving Note, may give written notice to Guarantor of any such assignment, but any failure to give, or delay in giving, such notice shall not affect the validity or enforceability of any such assignment.

3.05Demands. Each demand by Lender for performance or payment hereunder shall be in writing and shall be made in the manner set forth in Section 3.07 below. A dated statement signed by an officer of Lender setting forth the amount of indebtedness at the time owing to Lender by Borrower under the Loan Documents shall be presumptive evidence thereof (subject to rebuttal) as between Guarantor and Lender in any legal proceedings against Guarantor in connection with this Guaranty.

3.06Term. The obligations of Guarantor under this Guaranty shall continue in full force and effect until the obligations under the Loan Documents shall have been fully paid and performed.

3.07Notices. All notices and demands hereunder shall be deemed to have been duly given if personally delivered or mailed by United States registered or certified mail, with return receipt requested, postage prepaid to the parties or by electronic means at the following addresses (or at such other addresses as shall be given by written notice by any party to the others) and shall be deemed complete upon any such mailing:

To Guarantor:Summer Energy Holdings, Inc.

Attn:  Jaleea P. George

5487 San Felipe Street, #3700

Houston, TX 77057

Email: jgeorge@summerenergy.com__________

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With a copy to:Kirton McConkie, PC
50 E. South Temple

Salt Lake City, Utah 84111

Tel: (801) 328-3600

Fax: (801) 212-2006

Attention: Alexander N. Pearson

Email: apearson@kmclaw.com

To Lender:Digital Lending Services US Corp.

885 3rd Avenue, Suite 2610

New York, New York 10022

Attention: Karrie Truglia

Email:karrie.truglia@digitallendingservices.com

3.08Complete Agreement. This Guaranty supersedes any prior negotiations, discussions or communications between Guarantor and Lender and constitutes the entire agreement between Lender and Guarantor with respect to the Guaranteed Obligations. This Guaranty may be executed in one or more counterparts, all of which, taken together, shall constitute one and the same Guaranty.

3.09Obligation Absolute.  This Guaranty and the obligations of Guarantor hereunder shall be effective upon delivery to the Guarantor, without further act, condition or acceptance by the Lender, shall be binding upon the Guarantor and the heirs, representatives, successors and assigns of the Guarantor, and shall inure to the benefit of the Lender and its participants, successors and assigns.  The Guarantor further waives notice of Lender’s acceptance hereof.

3.10Headings.  The captions and headings to the sections and paragraphs of this Guaranty are for convenience only and shall not be deemed part of the text of the respective sections or paragraphs and shall not vary, by implication or otherwise, any of the provisions of this Guaranty.

[SIGNATURE PAGE FOLLOWS.]

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IN WITNESS WHEREOF, the undersigned Guarantor has executed this Guaranty as of the date first above written.

GUARANTOR:

SUMMER ENERGY HOLDINGS, INC.,

a Nevada corporation

By: /s/ Jaleea P. George

Print Name: Jaleea P. George

Its:  Chief Financial Officer

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Signature Page to Guaranty

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